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                                                                   Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statements (File Nos. 33-16539, 33-37173, 33-43155, 33-85270, 33-94438, 333-00855, 333-11385, 333-11387, 333-11389
and 333-25953) on Form S-8.


                                                         /s/ ARTHUR ANDERSEN LLP


San Jose, California
June 26, 1997